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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 21, 1995, included in this Form 11-K, into Applied Bioscience International Inc.'s previously filed Registration Statement on Form S-8, File No. 33-56678.



                                        /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
  June 27, 1996